Supplement to the current prospectus

For redemptions on or after December 1, 2006, the fund will no longer charge a redemption fee.

Effective December 1, 2006, the table row entitled "Maximum Redemption Fee (as a percentage of amount redeemed), if applicable" and the associated footnote (##), under the heading "Expense Summary - Expense Table" will be deleted in their entirety.

                The date of this Supplement is November 13, 2006.